UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	DECEMBER 31, 2013

VP Inflation Protection Fund

Table of Contents

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	31
Report of Independent Registered Public Accounting Firm	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Slow Growth Led to Muted Inflation

Despite the continuation of the Federal Reserve’s (the Fed’s) low interest rate and bond-buying strategies designed to spark economic growth (and, ultimately, inflation), U.S. economic expansion remained relatively modest overall during 2013. In conjunction with limited global growth, inflationary pressures remained largely contained, and inflation-sensitive assets, including Treasury inflation-protected securities (TIPS), generally declined in value.

Muted inflation wasn’t the only obstacle facing TIPS investors during 2013. It was a challenging year for U.S. government bond investors in general, as yields on Treasury notes and bonds increased sharply. Investors expected improvements in certain economic sectors (particularly housing and the labor market) to trigger tapering in the Fed’s long-standing quantitative easing (QE) program, despite uncertainties about whether the economy was strong enough to withstand tapering.

Fed’s Taper Talk Triggered Treasury Sector Sell-Off

The Fed validated investor speculation about QE changes last spring, hinting it may begin tapering its $85 billion monthly bond purchases later in the year (the financial markets focused on September) if the economy and labor markets continued to improve. This “taper talk” rattled the fixed income market (where QE had helped suppress yields at historically low levels), driving yields higher and triggering a widespread sell-off. Volatility was greatest among less-liquid and longer-duration (greater price sensitivity to interest rate changes) securities, including TIPS. At the same time, weak inflation data and declining long-term inflation expectations weighed on inflation-indexed bonds.

Although the Fed surprised the financial markets with its September announcement of a taper delay, improving economic data in the fourth quarter suggested the delay would be short-lived. In December, the Fed announced it would reduce its monthly bond buying by $10 billion, starting in January 2014.

The prospect of reduced Fed bond buying tempered long-term inflation expectations. But the massive expansion of the Fed’s balance sheet since 2008, along with the Fed’s ongoing low interest rate policy, ultimately may lead to higher inflation.

U.S. Fixed-Income Total Returns
For the 12 months ended December 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	7.44%	10-Year Note	-7.81%
MBS (mortgage-backed securities)	-1.41%	3-Month Bill	0.08%
Corporate (investment-grade)	-1.53%
Aggregate (multi-sector)	-2.02%
Treasury	-2.75%
Treasury Inflation Protected Securities (TIPS)	-8.61%

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AIPTX	-8.48%	4.93%	4.11%	4.25%	12/31/02
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	-8.61%	5.63%	4.84%	5.17%	—
Class I	APTIX	-8.21%	5.19%	—	4.66%	5/7/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

Total Annual Fund Operating Expenses
Class I	Class II
0.48%	0.73%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, Hando Aguilar, and Jeff Houston

Performance Summary

VP Inflation Protection declined -8.48%* for the 12 months ended December 31, 2013. The portfolio’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, declined -8.61% for the same time period. Fund returns reflect operating expenses, while benchmark returns do not.

The portfolio’s absolute performance reflected the challenging environment for TIPS, including subdued inflation and rising Treasury yields. The portfolio’s outperformance versus the benchmark was due to better relative results from the portfolio’s non-benchmark securities (held in the portfolio but not in the benchmark).

Market Backdrop

The headline inflation rate remained well below the Federal Reserve’s (the Fed’s) target level throughout the year, providing plenty of room for the central bank to maintain its accommodative monetary policies—policies that eventually may trigger higher inflation than what currently is priced into the financial markets. Specifically, the Fed continued its $85 billion monthly bond-buying program, known as quantitative easing (QE), and kept short-term interest rates at the ultra-low range of 0.00% to 0.25%.

But as the period progressed, it became increasingly evident the central bank was contemplating winding down QE, which in the wake of the financial crisis had helped drive down Treasury yields to record lows and support broad financial market gains. Although overall economic growth remained subpar, improvements in select indicators ultimately provided a catalyst for the Fed to announce it would begin tapering QE in January 2014.

Despite continued Fed bond buying throughout the period, all investment-grade bond sectors posted negative returns in the improving economy/taper-anticipation environment. TIPS underperformed nominal Treasuries and the broad investment-grade bond market primarily due to the market’s general preference for higher-yielding, higher-risk securities; TIPS’s less-liquid and longer-duration (greater price sensitivity to interest rate changes) characteristics; the absence of significant current inflation pressures; and declining longer-term inflation expectations.

Inflation Backdrop

Overall, current U.S. inflation, as measured by the Consumer Price Index (CPI), remained muted during the 12-month period, providing little support to TIPS. At the end of December 2013, the 12-month headline inflation rate was 1.5%, below the Fed’s long-term target rate of 2% and lower than the 1.7% annual inflation rate at the end of 2012.

*All fund returns referenced in this commentary are for Class II shares.

Global commodity prices, which influence the inflation rate, declined slightly during 2013. But oil prices were mixed, with Brent crude starting and ending the period at $111 a barrel and West Texas Intermediate (WTI) crude futures advancing from $92 a barrel at the end of 2012 to $98 at the close of 2013.

Subpar growth and muted current inflation also led to declining longer-term inflation expectations. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 2.45 percentage points at the end of December 2012 to 2.23 percentage points at the end of 2013. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

Portfolio Positioning

IRS portfolio diversification regulations for insurance products limit the portfolio’s TIPS exposure to a maximum of 55%. As of December 31, 2013, the portfolio’s TIPS exposure was 52%. The remainder of the portfolio included non-dollar inflation-linked bonds (hedged against currency fluctuations) and investment-grade corporate and mortgage securities. Although these sectors generally declined for the 12-month period, they outperformed TIPS and helped account for the portfolio’s better results relative to the all-TIPS benchmark.

In an effort to maintain maximum portfolio inflation protection without investing further in TIPS, we used inflation “swaps” to create an inflation-linked “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to counterparty credit risk. This strategy contributed to the portfolio’s better relative results, primarily because we used corporate and higher-yielding mortgage securities as the counterparts to the swap agreements, and these securities generally outperformed TIPS.

Outlook

Although inflation was tame throughout 2013, we believe longer-term inflation threats remain intact, including growing federal debt, relatively low interest rates, and ongoing, albeit slightly reduced, Fed bond buying. We believe these factors, combined with an improving economic environment, eventually may trigger higher inflation than currently is priced into the bond market. This underscores, in our view, the importance of securing potential long-term inflation protection through investments in TIPS and other inflation-linked securities.

Fund Characteristics

DECEMBER 31, 2013
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	52.8%
Corporate Bonds	16.2%
Sovereign Governments and Agencies	16.1%
U.S. Government Agency Mortgage-Backed Securities	5.6%
Commercial Mortgage-Backed Securities	2.7%
Collateralized Mortgage Obligations	1.3%
Municipal Securities	0.1%
Temporary Cash Investments	5.6%
Other Assets and Liabilities	(0.4)%

Portfolio at a Glance
Average Duration (effective)	5.9 years
Weighted Average Life	8.4 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 - 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$988.20	$2.41	0.48%
Class II	$1,000	$987.50	$3.66	0.73%
Hypothetical
Class I	$1,000	$1,022.79	$2.45	0.48%
Class II	$1,000	$1,021.53	$3.72	0.73%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 52.8%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	$18,717,452	$21,519,230
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	16,527,841	18,308,451
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	11,561,672	13,318,051
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	12,825,968	13,727,288
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,170,717	4,192,778
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	12,046,388	14,143,207
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	1,683,364	2,306,536
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	5,396,878	7,178,059
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	10,712,761	12,027,999
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	12,056,605	13,538,254
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	12,904,281	10,372,319
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	10,219,360	7,854,937
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	9,975,868	10,522,985
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	3,673,376	3,917,740
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	26,700,494	27,434,757
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	8,951,460	9,828,077
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	650,807	716,625
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	7,003,962	7,203,414
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	11,267,700	12,682,326
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	880,629	957,615
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	45,958,293	46,891,798
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	2,137,350	2,388,072
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	477,960	531,432
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	5,114,548	5,494,145
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	13,538,377	14,487,120
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	14,638,383	15,384,604
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	25,691,339	26,081,719
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	14,102,506	13,550,519
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	21,884,241	20,960,135
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	16,221,067	15,314,342
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	11,038,390	10,640,401
TOTAL U.S. TREASURY SECURITIES (Cost $379,046,709)		383,474,935
Corporate Bonds — 16.2%
AEROSPACE AND DEFENSE — 0.5%
L-3 Communications Corp., 5.20%, 10/15/19	312,000	337,453
Lockheed Martin Corp., 2.125%, 9/15/16	562,000	576,944

Principal Amount	Value

Lockheed Martin Corp., 4.25%, 11/15/19	$740,000	$796,302
United Technologies Corp., 4.875%, 5/1/15	1,686,000	1,782,351
United Technologies Corp., 4.50%, 6/1/42	268,000	260,315
		3,753,365
AUTOMOBILES — 0.5%
Daimler Finance North America LLC, 1.875%, 1/11/18(2)	499,000	491,791
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	1,249,000	1,262,091
Toyota Motor Credit Corp., MTN, 3.30%, 1/12/22	1,686,000	1,687,018
		3,440,900
BEVERAGES — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	893,000	1,115,698
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	749,000	859,796
Diageo Capital plc, 2.625%, 4/29/23	500,000	456,028
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	712,000	739,275
PepsiCo, Inc., 2.75%, 3/1/23	568,000	525,907
SABMiller Holdings, Inc., 2.45%, 1/15/17(2)	980,000	1,003,900
SABMiller Holdings, Inc., 3.75%, 1/15/22(2)	230,000	230,929
		4,931,533
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 5.85%, 6/1/17	637,000	723,043
Gilead Sciences, Inc., 4.40%, 12/1/21	837,000	894,134
		1,617,177
CAPITAL MARKETS — 0.2%
Ameriprise Financial, Inc., 4.00%, 10/15/23	300,000	299,218
Bank of New York Mellon Corp. (The), MTN, 2.50%, 1/15/16	1,249,000	1,289,117
		1,588,335
CHEMICALS — 0.4%
Dow Chemical Co. (The), 2.50%, 2/15/16	737,000	760,293
Eastman Chemical Co., 3.60%, 8/15/22	999,000	959,412
Ecolab, Inc., 4.35%, 12/8/21	624,000	647,239
EI du Pont de Nemours & Co., 4.15%, 2/15/43	187,000	165,009
LyondellBasell Industries NV, 5.00%, 4/15/19	225,000	250,047
		2,782,000
COMMERCIAL BANKS — 0.6%
Bank of Montreal, MTN, 1.45%, 4/9/18	250,000	243,572
BB&T Corp., MTN, 2.05%, 6/19/18	300,000	297,180
Capital One Financial Corp., 3.15%, 7/15/16	562,000	587,651
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	499,000	501,875
Fifth Third Bancorp, 4.30%, 1/16/24	165,000	161,666
Northern Trust Co. (The), MTN, 6.50%, 8/15/18	468,000	551,978
PNC Funding Corp., 3.625%, 2/8/15	231,000	239,017
Standard Chartered plc, 5.20%, 1/26/24(2)	160,000	159,734
U.S. Bancorp., MTN, 2.95%, 7/15/22	499,000	463,787
Wells Fargo & Co., 5.625%, 12/11/17	1,249,000	1,432,287
		4,638,747
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18	468,000	495,943
COMMUNICATIONS EQUIPMENT — 0.2%
Apple, Inc., 1.00%, 5/3/18	250,000	241,874
Apple, Inc., 2.40%, 5/3/23	250,000	224,885
CC Holdings GS V LLC/ Crown Castle GS III Corp., 3.85%, 4/15/23	175,000	163,874
Cisco Systems, Inc., 5.90%, 2/15/39	521,000	579,359
		1,209,992
CONSUMER FINANCE — 0.5%
American Express Co., 1.55%, 5/22/18	1,050,000	1,025,799
American Express Credit Corp., 1.30%, 7/29/16	370,000	373,073
Caterpillar Financial Services Corp., MTN, 1.125%, 12/15/14	812,000	818,555
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	262,000	258,376
Discover Bank, 2.00%, 2/21/18	400,000	393,074

Principal Amount	Value

John Deere Capital Corp., MTN, 3.15%, 10/15/21	$468,000	$461,578
PNC Bank N.A., 6.00%, 12/7/17	499,000	568,904
		3,899,359
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 2.95%, 11/1/22	281,000	255,473
DIVERSIFIED FINANCIAL SERVICES — 2.2%
Bank of America Corp., 5.75%, 12/1/17	1,705,000	1,941,408
Bank of America Corp., MTN, 3.30%, 1/11/23	1,030,000	974,990
BNP Paribas SA, MTN, 2.70%, 8/20/18	170,000	173,289
BNP Paribas SA, MTN, 2.40%, 12/12/18	350,000	350,441
Citigroup, Inc., 6.01%, 1/15/15	924,000	973,258
Citigroup, Inc., 1.75%, 5/1/18	499,000	490,937
Citigroup, Inc., 4.05%, 7/30/22	400,000	395,670
General Electric Capital Corp., MTN, 5.00%, 1/8/16	1,186,000	1,282,277
General Electric Capital Corp., MTN, 6.00%, 8/7/19	1,123,000	1,318,486
General Electric Capital Corp., MTN, 4.65%, 10/17/21	400,000	435,908
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	500,000	502,160
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	250,000	254,563
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	624,000	702,635
Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	1,312,000	1,270,912
HSBC Holdings plc, 5.10%, 4/5/21	624,000	693,734
JPMorgan Chase & Co., 4.625%, 5/10/21	780,000	841,076
JPMorgan Chase & Co., 4.50%, 1/24/22	1,249,000	1,321,506
Morgan Stanley, 5.00%, 11/24/25	1,580,000	1,585,355
Morgan Stanley, MTN, 5.95%, 12/28/17	499,000	570,393
		16,078,998
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
AT&T, Inc., 5.10%, 9/15/14	481,000	496,414
AT&T, Inc., 2.625%, 12/1/22	468,000	422,406
AT&T, Inc., 6.55%, 2/15/39	533,000	605,237
British Telecommunications plc, 5.95%, 1/15/18	624,000	713,873
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	918,000	1,088,768
Verizon Communications, Inc., 6.10%, 4/15/18	799,000	928,428
Verizon Communications, Inc., 5.15%, 9/15/23	750,000	805,545
		5,060,671
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 4.70%, 3/15/21	468,000	495,158
Transocean, Inc., 5.05%, 12/15/16	312,000	344,870
Transocean, Inc., 3.80%, 10/15/22	250,000	237,034
		1,077,062
FOOD AND STAPLES RETAILING — 0.6%
CVS Caremark Corp., 2.75%, 12/1/22	1,249,000	1,153,193
Safeway, Inc., 4.75%, 12/1/21	656,000	658,925
Wal-Mart Stores, Inc., 2.875%, 4/1/15	425,000	438,481
Wal-Mart Stores, Inc., 3.25%, 10/25/20	1,074,000	1,096,966
Wal-Mart Stores, Inc., 5.625%, 4/15/41	812,000	922,216
Walgreen Co., 3.10%, 9/15/22	250,000	234,451
		4,504,232
FOOD PRODUCTS — 0.4%
General Mills, Inc., 3.15%, 12/15/21	1,196,000	1,171,118
Kraft Foods Group, Inc., 5.375%, 2/10/20	784,000	884,718
Unilever Capital Corp., 2.20%, 3/6/19	500,000	499,685
		2,555,521
GAS UTILITIES — 0.7%
Energy Transfer Partners LP, 4.15%, 10/1/20	400,000	405,958
Energy Transfer Partners LP, 3.60%, 2/1/23	312,000	289,022
Enterprise Products Operating LLC, 3.70%, 6/1/15	468,000	487,416
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	235,157

Principal Amount	Value

Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	$812,000	$895,961
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	712,000	699,759
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	499,000	458,660
TransCanada PipeLines Ltd., 2.50%, 8/1/22	312,000	284,663
Williams Partners LP, 3.80%, 2/15/15	812,000	839,125
Williams Partners LP, 4.125%, 11/15/20	531,000	544,513
		5,140,234
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Baxter International, Inc., 3.20%, 6/15/23	350,000	334,493
Medtronic, Inc., 2.75%, 4/1/23	312,000	288,700
		623,193
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Aetna, Inc., 2.75%, 11/15/22	406,000	374,116
Express Scripts Holding Co., 3.125%, 5/15/16	531,000	554,495
Express Scripts Holding Co., 7.25%, 6/15/19	324,000	393,247
UnitedHealth Group, Inc., 4.25%, 3/15/43	406,000	364,447
		1,686,305
HOUSEHOLD DURABLES — 0.1%
Mohawk Industries, Inc., 3.85%, 2/1/23	375,000	358,125
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17	687,000	778,019
INSURANCE — 0.9%
Allstate Corp. (The), 4.50%, 6/15/43	350,000	331,243
American International Group, Inc., 4.875%, 6/1/22	780,000	838,622
American International Group, Inc., MTN, 5.85%, 1/16/18	400,000	459,463
Berkshire Hathaway, Inc., 4.50%, 2/11/43	712,000	658,366
Boeing Capital Corp., 2.125%, 8/15/16	743,000	767,029
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	350,000	381,340
ING US, Inc., 2.90%, 2/15/18	499,000	510,636
Liberty Mutual Group, Inc., 4.25%, 6/15/23(2)	400,000	386,345
MetLife, Inc., 6.75%, 6/1/16	659,000	749,682
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	999,000	931,085
Prudential Financial, Inc., MTN, 2.30%, 8/15/18	300,000	298,398
Prudential Financial, Inc., VRN, 3.24%, 1/2/14	189,000	196,363
XLIT Ltd., 2.30%, 12/15/18	250,000	245,701
		6,754,273
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	125,000	113,979
International Business Machines Corp., 1.95%, 7/22/16	818,000	840,837
		954,816
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	1,249,000	1,306,434
MACHINERY — 0.1%
Deere & Co., 2.60%, 6/8/22	262,000	245,069
Deere & Co., 5.375%, 10/16/29	468,000	525,577
		770,646
MEDIA — 1.2%
21st Century Fox America, Inc., 6.90%, 8/15/39	705,000	840,426
Comcast Corp., 6.50%, 11/15/35	556,000	648,645
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	387,000	398,587
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15	718,000	741,889
NBCUniversal Media LLC, 5.15%, 4/30/20	1,280,000	1,431,064
NBCUniversal Media LLC, 4.375%, 4/1/21	730,000	772,863
Time Warner Cable, Inc., 8.25%, 2/14/14	418,000	421,601
Time Warner Cable, Inc., 6.75%, 7/1/18	1,061,000	1,190,472
Time Warner, Inc., 4.875%, 3/15/20	718,000	787,176
Viacom, Inc., 4.50%, 3/1/21	843,000	882,277
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	499,000	453,544
		8,568,544

Principal Amount	Value

METALS AND MINING — 0.4%
Barrick North America Finance LLC, 4.40%, 5/30/21	$574,000	$552,827
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	936,000	930,741
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	87,000	82,299
Newmont Mining Corp., 6.25%, 10/1/39	662,000	585,661
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	468,000	472,632
		2,624,160
MULTI-UTILITIES — 0.6%
CMS Energy Corp., 6.25%, 2/1/20	250,000	289,096
Constellation Energy Group, Inc., 5.15%, 12/1/20	800,000	851,502
Dominion Resources, Inc., 6.40%, 6/15/18	1,105,000	1,289,327
Duke Energy Corp., 3.55%, 9/15/21	780,000	780,425
Georgia Power Co., 4.30%, 3/15/42	250,000	224,957
Sempra Energy, 2.00%, 3/15/14	624,000	625,959
Sempra Energy, 6.50%, 6/1/16	356,000	400,775
		4,462,041
OIL, GAS AND CONSUMABLE FUELS — 1.4%
Apache Corp., 4.75%, 4/15/43	599,000	581,138
BP Capital Markets plc, 2.50%, 11/6/22	262,000	238,630
BP Capital Markets plc, 2.75%, 5/10/23	375,000	342,535
Chevron Corp., 2.43%, 6/24/20	350,000	340,680
ConocoPhillips, 4.75%, 2/1/14	509,000	510,735
ConocoPhillips Co., 2.40%, 12/15/22	887,000	807,999
EOG Resources, Inc., 2.50%, 2/1/16	1,686,000	1,740,262
Noble Energy, Inc., 4.15%, 12/15/21	874,000	898,961
Occidental Petroleum Corp., 1.75%, 2/15/17	375,000	376,443
Petro-Canada, 6.80%, 5/15/38	250,000	299,276
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	304,106
Shell International Finance BV, 2.375%, 8/21/22	2,510,000	2,299,117
Statoil ASA, 2.45%, 1/17/23	468,000	426,740
Talisman Energy, Inc., 3.75%, 2/1/21	375,000	363,158
Total Capital SA, 2.125%, 8/10/18	350,000	351,564
		9,881,344
PAPER AND FOREST PRODUCTS†
International Paper Co., 6.00%, 11/15/41	325,000	353,012
PHARMACEUTICALS — 0.6%
AbbVie, Inc., 2.90%, 11/6/22	577,000	539,482
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	499,000	470,784
Merck & Co., Inc., 2.40%, 9/15/22	499,000	455,960
Mylan, Inc., 2.60%, 6/24/18(2)	210,000	210,240
Mylan, Inc., 2.55%, 3/28/19	300,000	297,200
Roche Holdings, Inc., 6.00%, 3/1/19(2)	1,161,000	1,359,468
Sanofi, 1.20%, 9/30/14	843,000	848,352
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	312,000	296,759
		4,478,245
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Boston Properties LP, 3.80%, 2/1/24	210,000	201,456
Essex Portfolio LP, 3.625%, 8/15/22	250,000	234,486
HCP, Inc., 5.375%, 2/1/21	312,000	339,723
Host Hotels & Resorts LP, 3.75%, 10/15/23	250,000	231,879
Kilroy Realty LP, 3.80%, 1/15/23	331,000	308,779
ProLogis LP, 4.25%, 8/15/23	250,000	247,050
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	468,000	433,734
		1,997,107
ROAD AND RAIL — 0.3%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	246,520
Canadian National Railway Co., 4.50%, 11/7/43	375,000	362,232
CSX Corp., 4.25%, 6/1/21	799,000	834,546
Norfolk Southern Corp., 5.75%, 4/1/18	250,000	284,975

Principal Amount	Value

Norfolk Southern Corp., 3.85%, 1/15/24		$100,000	$98,262
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18(2)		250,000	251,614
Union Pacific Corp., 2.75%, 4/15/23		250,000	228,857
			2,307,006
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Intel Corp., 2.70%, 12/15/22		868,000	800,408
SOFTWARE — 0.6%
Adobe Systems, Inc., 3.25%, 2/1/15		936,000	961,591
Intuit, Inc., 5.75%, 3/15/17		443,000	495,509
Microsoft Corp., 2.125%, 11/15/22		787,000	711,220
Oracle Corp., 5.75%, 4/15/18		999,000	1,155,011
Oracle Corp., 2.50%, 10/15/22		999,000	915,338
			4,238,669
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 4.20%, 4/1/43		499,000	454,852
Staples, Inc., 4.375%, 1/12/23		356,000	344,986
			799,838
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
NIKE, Inc., 2.25%, 5/1/23		468,000	418,607
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18		449,000	568,810
TOTAL CORPORATE BONDS (Cost $117,645,089)			117,759,144
Sovereign Governments and Agencies — 16.1%
AUSTRALIA — 0.3%
Australia Government Inflation Linked Bond, 4.00%, 8/20/20	AUD	1,517,000	2,475,499
CANADA — 0.7%
Canadian Government Inflation Linked Bond, 4.25%, 12/1/21	CAD	1,738,166	2,081,201
Canadian Government Inflation Linked Bond, 4.25%, 12/1/26	CAD	2,273,012	2,993,678
			5,074,879
FRANCE — 5.2%
France Government Inflation Linked Bond OAT, 1.30%, 7/25/19	EUR	3,329,554	4,931,489
France Government Inflation Linked Bond OAT, 2.25%, 7/25/20	EUR	8,277,361	12,937,295
France Government Inflation Linked Bond OAT, 1.10%, 7/25/22	EUR	10,893,073	15,710,596
France Government Inflation Linked Bond OAT, 1.85%, 7/25/27	EUR	2,680,477	4,102,481
			37,681,861
GERMANY — 1.6%
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	EUR	5,222,963	7,949,612
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	3,023,892	4,066,858
			12,016,470
JAPAN — 0.2%
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	JPY	141,382,200	1,468,879
MEXICO — 0.1%
Mexico Government International Bond, MTN, 4.75%, 3/8/44		500,000	453,125
UNITED KINGDOM — 8.0%
United Kingdom Gilt Inflation Linked, 2.50%, 4/16/20	GBP	2,466,000	14,688,308
United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22	GBP	6,000,099	11,840,111
United Kingdom Gilt Inflation Linked, 2.50%, 7/17/24	GBP	5,812,000	30,903,213
United Kingdom Gilt Inflation Linked, 0.25%, 3/22/52	GBP	292,473	512,751
			57,944,383
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $116,825,663)			117,115,096

Principal Amount	Value

U.S. Government Agency Mortgage-Backed Securities(3) — 5.6%
FHLMC, 4.50%, 4/1/41	$19,534,791	$20,735,059
FNMA, 4.50%, 5/1/39	6,047,186	6,472,461
FNMA, 4.00%, 5/1/41	5,145,129	5,309,277
FNMA, 4.00%, 11/1/41	2,139,889	2,206,102
FNMA, 4.00%, 11/1/41	1,432,864	1,477,357
FNMA, 4.00%, 2/1/42	2,250,955	2,320,537
FNMA, 4.00%, 5/1/42	2,078,887	2,141,971
GNMA, 6.00%, 7/20/17	13,416	14,193
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $40,971,315)		40,676,957
Commercial Mortgage-Backed Securities(3) — 2.7%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	360,308	360,105
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/1/14	1,311,000	1,388,284
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/1/14	999,000	1,066,605
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	2,175,000	1,999,847
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 1/1/14	936,000	960,729
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 1/1/14	2,696,243	2,724,103
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	740,529	767,769
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	3,835,770	3,975,628
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/14(2)	2,877,000	2,703,669
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	1,075,000	1,108,628
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.49%, 1/11/14	$277,987	$279,894
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/11/14	1,249,000	1,323,962
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 1/11/14	1,108,000	1,188,151
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $20,210,608)		19,847,374
Collateralized Mortgage Obligations(3) — 1.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	301,253	312,728
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	578,792	600,490
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	235,122	241,176
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	814,150	844,520
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	263,901	272,486
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	444,114	462,056
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	563,848	601,949
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.65%, 1/1/14	587,677	610,268
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 1/1/14	155,122	155,444
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/14	492,302	490,730
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 1/1/14(2)	1,980,115	1,995,754

Principal Amount	Value

Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	$756,702	$805,656
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	493,936	521,459
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	868,446	916,266
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	225,843	233,495
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,076,146)		9,064,477
Municipal Securities — 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	110,000	134,863
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	95,000	105,006
Texas GO, (Building Bonds), 5.52%, 4/1/39	215,000	241,993
TOTAL MUNICIPAL SECURITIES (Cost $419,855)		481,862

	Principal Amount/ Shares	Value
Temporary Cash Investments — 5.6%
CRC Funding LLC, 0.01%, 1/2/14(2)(4)	$2,980,000	$2,979,982
Govco LLC, 0.01%, 1/2/14 (2)(4)	6,800,000	6,800,000
SSgA U.S. Government Money Market Fund	30,932,522	30,932,522
TOTAL TEMPORARY CASH INVESTMENTS (Cost $40,712,519)		40,712,504
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $724,907,904)		729,132,349
OTHER ASSETS AND LIABILITIES — (0.4)%		(3,225,416)
TOTAL NET ASSETS — 100.0%		$725,906,933

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
AUD	950,000	USD	884,932	Deutsche Bank	1/23/14	$(37,787)
AUD	700,000	USD	618,443	Westpac Group	1/23/14	5,769
AUD	1,050,000	USD	937,850	Westpac Group	1/23/14	(1,531)
USD	609,681	AUD	650,000	Barclays Bank plc	1/23/14	30,055
USD	679,004	AUD	731,567	Westpac Group	1/23/14	26,642
USD	897,913	AUD	984,500	Westpac Group	1/23/14	20,003
CAD	1,761,126	USD	1,650,000	Barclays Bank plc	1/23/14	7,091
CAD	1,049,160	USD	1,000,000	Deutsche Bank	1/23/14	(12,817)
CAD	1,765,574	USD	1,650,000	UBS AG	1/23/14	11,277
USD	1,000,000	CAD	1,051,090	Deutsche Bank	1/23/14	11,001
USD	650,000	CAD	685,484	Deutsche Bank	1/23/14	5,010
USD	1,050,000	CAD	1,126,577	Deutsche Bank	1/23/14	(10,026)
USD	1,550,000	CAD	1,650,637	Deutsche Bank	1/23/14	(3,129)
USD	1,700,000	CAD	1,806,335	Deutsche Bank	1/23/14	370
USD	6,792,366	CAD	7,138,369	HSBC Holdings plc	1/23/14	75,681
CHF	578,520	USD	650,000	Barclays Bank plc	1/23/14	(1,380)
CHF	1,069,745	USD	1,200,000	Deutsche Bank	1/23/14	(632)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
CHF	578,208	USD	650,000	Deutsche Bank	1/23/14	$(1,730)
USD	1,700,000	CHF	1,542,886	Barclays Bank plc	1/23/14	(29,840)
USD	1,100,000	CHF	1,002,745	Deutsche Bank	1/23/14	(24,249)
USD	650,000	CHF	578,169	Deutsche Bank	1/23/14	1,774
EUR	5,504,822	USD	7,421,326	Barclays Bank plc	1/23/14	151,583
EUR	1,350,000	USD	1,861,826	Barclays Bank plc	1/23/14	(4,649)
EUR	900,000	USD	1,237,428	Barclays Bank plc	1/23/14	690
EUR	1,150,000	USD	1,578,789	Barclays Bank plc	1/23/14	3,250
EUR	480,335	USD	661,772	Barclays Bank plc	1/23/14	(982)
EUR	500,000	USD	689,360	Deutsche Bank	1/23/14	(1,517)
EUR	450,000	USD	621,174	Deutsche Bank	1/23/14	(2,115)
USD	56,733,276	EUR	42,128,347	Barclays Bank plc	1/23/14	(1,222,121)
USD	1,488,369	EUR	1,100,000	Barclays Bank plc	1/23/14	(24,886)
USD	1,545,083	EUR	1,150,000	Barclays Bank plc	1/23/14	(36,957)
USD	948,504	EUR	700,000	Barclays Bank plc	1/23/14	(14,477)
USD	1,237,581	EUR	900,000	Barclays Bank plc	1/23/14	(537)
USD	544,554	EUR	400,000	HSBC Holdings plc	1/23/14	(5,721)
GBP	659,839	USD	1,062,982	Barclays Bank plc	1/23/14	29,533
GBP	1,632,216	USD	2,626,595	Barclays Bank plc	1/23/14	75,915
GBP	350,000	USD	570,283	Barclays Bank plc	1/23/14	9,223
GBP	346,378	USD	566,619	Barclays Bank plc	1/23/14	6,890
GBP	950,000	USD	1,560,309	Barclays Bank plc	1/23/14	12,636
USD	1,290,598	GBP	800,000	Barclays Bank plc	1/23/14	(33,986)
USD	60,524,325	GBP	37,670,429	HSBC Holdings plc	1/23/14	(1,847,755)
JPY	133,402,100	USD	1,300,000	Deutsche Bank	1/23/14	(33,148)
USD	1,000,000	JPY	100,178,500	Barclays Bank plc	1/23/14	48,656
USD	550,000	JPY	55,635,250	Barclays Bank plc	1/23/14	21,660
USD	850,000	JPY	87,521,950	Barclays Bank plc	1/23/14	18,849
USD	2,536,354	JPY	253,371,582	Westpac Group	1/23/14	130,213
USD	800,000	JPY	82,047,520	Westpac Group	1/23/14	20,836
KRW	2,827,520,748	USD	2,629,763	Westpac Group	1/23/14	53,318
KRW	743,400,000	USD	700,000	Westpac Group	1/23/14	5,424
KRW	1,486,800,000	USD	1,400,000	Westpac Group	1/23/14	10,849
USD	206,341	KRW	221,857,499	Westpac Group	1/23/14	(4,183)
USD	1,600,000	KRW	1,704,800,000	Westpac Group	1/23/14	(17,712)
USD	1,550,000	KRW	1,645,325,000	Westpac Group	1/23/14	(11,275)
NOK	7,312,412	USD	1,200,000	Deutsche Bank	1/23/14	4,712
NOK	5,526,315	USD	900,000	Deutsche Bank	1/23/14	10,455
USD	1,500,000	NOK	9,232,650	Deutsche Bank	1/23/14	(21,069)
USD	950,000	NOK	5,770,965	Deutsche Bank	1/23/14	(760)
NZD	1,800,000	USD	1,483,668	Westpac Group	1/23/14	(5,119)
NZD	4,550,000	USD	3,742,557	Westpac Group	1/23/14	(5,113)
USD	2,554,382	NZD	3,150,000	Westpac Group	1/23/14	(33,079)
SEK	14,892,158	USD	2,250,000	Deutsche Bank	1/23/14	64,581
SEK	5,253,120	USD	800,000	Deutsche Bank	1/23/14	16,455
SEK	4,244,370	USD	650,000	Deutsche Bank	1/23/14	9,672
USD	750,000	SEK	4,894,658	Deutsche Bank	1/23/14	(10,741)
USD	650,000	SEK	4,253,893	Deutsche Bank	1/23/14	(11,152)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	600,000	SEK	3,993,950	UBS AG	1/23/14	$ (20,751)
SGD	1,430,336	USD	1,150,000	Deutsche Bank	1/23/14	(16,573)
SGD	2,316,259	USD	1,850,000	Deutsche Bank	1/23/14	(14,549)
SGD	1,937,690	USD	1,550,000	Deutsche Bank	1/23/14	(14,535)
SGD	1,186,312	USD	950,076	HSBC Holdings plc	1/23/14	(10,018)
USD	600,000	SGD	750,312	Barclays Bank plc	1/23/14	5,437
USD	2,200,000	SGD	2,767,500	Barclays Bank plc	1/23/14	6,977
USD	2,650,000	SGD	3,329,987	Westpac Group	1/23/14	11,250
TWD	23,963,150	USD	810,387	Westpac Group	1/23/14	(6,864)
TWD	22,996,595	USD	778,490	Westpac Group	1/23/14	(7,377)
USD	1,042,543	TWD	30,828,000	Westpac Group	1/23/14	8,830
USD	550,000	TWD	16,142,500	Westpac Group	1/23/14	8,716
USD	1,050,000	TWD	31,074,750	Westpac Group	1/23/14	8,013
						$(2,613,546)

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
140	U.S. Treasury 10- Year Notes	March 2014	$17,226,563	$330,240
24	U.S. Treasury Long Bonds	March 2014	3,079,500	33,954
16	U.S. Treasury Ultra Long Bonds	March 2014	2,180,000	25,709
			$22,486,063	$389,903

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	$(149,903)
Bank of America N.A.	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	(767,844)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(181,172)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(2,270,370)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(241,978)
Barclays Bank plc	13,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(191,405)
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(277,763)
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(1,702,750)
Barclays Bank plc	38,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(787,650)
Barclays Bank plc	15,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(1,312,862)
						$(7,883,697)

Notes to Schedule of Investments

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CPI = Consumer Price Index

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

KRW = South Korea Won

MTN = Medium Term Note

NOK = Norwegian Krone

NSA = Not Seasonally Adjusted

NZD = New Zealand Dollar

SEK = Swedish Krona

SEQ = Sequential Payer

SGD = Singapore Dollar

TWD = Taiwanese Dollar

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $9,214,062.

(2)

Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $21,504,358, which represented 3.0% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $724,907,904)	$729,132,349
Foreign currency holdings, at value (cost of $179,544)	180,859
Receivable for capital shares sold	4,807,398
Receivable for variation margin on futures contracts	48,313
Unrealized gain on forward foreign currency exchange contracts	949,296
Interest receivable	3,951,371
739,069,586

Liabilities
Payable for capital shares redeemed	1,282,338
Unrealized loss on forward foreign currency exchange contracts	3,562,842
Swap agreements, at value	7,883,697
Accrued management fees	287,060
Distribution fees payable	146,716
13,162,653

Net Assets	$725,906,933

Net Assets Consist of:
Capital (par value and paid-in surplus)	$714,476,284
Undistributed net investment income	134,374
Undistributed net realized gain	17,161,306
Net unrealized depreciation	(5,865,031)
$725,906,933

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$33,622,510	3,208,153	$10.48
Class II, $0.01 Par Value	$692,284,423	66,247,573	$10.45

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Interest	$19,504,007

Expenses:
Management fees	4,572,140
Distribution fees - Class II	2,333,741
Directors’ fees and expenses	90,748
Other expenses	247
6,996,876

Net investment income (loss)	12,507,131

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (see Note 4)	59,939,388
Futures contract transactions	(1,810,863)
Swap agreement transactions	(9,081,400)
Foreign currency transactions	2,261,454
51,308,579

Change in net unrealized appreciation (depreciation) on:
Investments	(142,437,801)
Futures contracts	389,903
Swap agreements	1,922,459
Translation of assets and liabilities in foreign currencies	(1,315,229)
(141,440,668)

Net realized and unrealized gain (loss)	(90,132,089)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(77,624,958)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$12,507,131	$31,660,672
Net realized gain (loss)	51,308,579	62,868,078
Change in net unrealized appreciation (depreciation)	(141,440,668)	7,489,695
Net increase (decrease) in net assets resulting from operations	(77,624,958)	102,018,445

Distributions to Shareholders
From net investment income:
Class I	(826,567)	(2,239,318)
Class II	(14,617,485)	(31,708,761)
From net realized gains:
Class I	(2,520,167)	(3,622,132)
Class II	(44,491,612)	(29,775,615)
Decrease in net assets from distributions	(62,455,831)	(67,345,826)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(522,855,570)	(61,601,071)

Net increase (decrease) in net assets	(662,936,359)	(26,928,452)

Net Assets
Beginning of period	1,388,843,292	1,415,771,744
End of period	$725,906,933	$1,388,843,292

Undistributed net investment income	$134,374	$4,029,515

See Notes to Financial Statements.

Notes to Financial Statements

December 31, 2013

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2013 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2013 totaled $346,787,350, of which $251,534,604 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 totaled $922,379,891, of which $658,799,606 represented U.S. Treasury and Government Agency obligations.

For the year ended December 31, 2013, the fund incurred net realized gains of $33,989,106 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	703,260	$7,832,192	1,618,843	$19,371,142
Issued in reinvestment of distributions	293,001	3,346,734	500,252	5,861,450
Redeemed	(4,035,685)	(45,948,938)	(9,570,973)	(114,988,372)
	(3,039,424)	(34,770,012)	(7,451,878)	(89,755,780)
Class II/Shares Authorized	250,000,000		250,000,000
Sold	11,267,671	124,189,667	13,808,753	164,385,088
Issued in reinvestment of distributions	5,192,101	59,109,097	5,232,227	61,484,376
Redeemed	(59,438,061)	(671,384,322)	(16,557,883)	(197,714,755)
	(42,978,289)	(488,085,558)	2,483,097	28,154,709
Net increase (decrease)	(46,017,713)	$(522,855,570)	(4,968,781)	$(61,601,071)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S Treasury Securities	—	$383,474,935	—
Corporate Bonds	—	117,759,144	—
Sovereign Governments and Agencies	—	117,115,096	—
U.S. Government Agency Mortgage-Backed Securities	—	40,676,957	—
Commercial Mortgage-Backed Securities	—	19,847,374	—
Collateralized Mortgage Obligations	—	9,064,477	—
Municipal Securities	—	481,862	—
Temporary Cash Investments	$30,932,522	9,779,982	—
	$30,932,522	$698,199,827	—
Other Financial Instruments
Futures Contracts	$389,903	—	—
Forward Foreign Currency Exchange Contracts	—	$949,296	—
	$389,903	$949,296	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$(7,883,697)	—
Forward Foreign Currency Exchange Contracts	—	(3,562,842)	—
	—	$(11,446,539)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$949,296	Unrealized loss on forward foreign currency exchange contracts	$3,562,842

Interest Rate Risk	Receivable for variation margin on futures contracts*	48,313	Payable for variation margin on futures contracts*	—

Other Contracts	Swap agreements	—	Swap agreements	7,883,697
		$997,609		$11,446,539

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$2,381,840	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,309,215)

Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,810,863)	Change in net unrealized appreciation (depreciation) on futures contracts	389,903

Other Contracts	Net realized gain (loss) on swap agreement transactions	(9,081,400)	Change in net unrealized appreciation (depreciation) on swap agreements	1,922,459
		$(8,510,423)		$1,003,147

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Barclays Bank plc	$428,445	$(428,445)	—	—
Deutsche Bank	124,030	(124,030)	—	—
HSBC Holdings plc	75,681	(75,681)	—	—
UBS AG	11,277	(11,277)	—	—
Westpac Group	309,863	(92,253)	—	$217,610
	$949,296	$(731,686)	—	$217,610

Liabilities
Bank of America N.A.	$3,611,267	—	$(3,611,267)	—
Barclays Bank plc	5,642,245	$(428,445)	(4,848,540)	$365,260
Deutsche Bank	216,529	(124,030)	—	92,499
HSBC Holdings plc	1,863,494	(75,681)	—	1,787,813
UBS AG	20,751	(11,277)	—	9,474
Westpac Group	92,253	(92,253)	—	—
	$11,446,539	$(731,686)	$(8,459,807)	$2,255,046

*	The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$20,560,370	$38,130,352
Long-term capital gains	$41,895,461	$29,215,474

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $33,447,291, undistributed net investment income $(958,220), and undistributed net realized gain $(32,489,071).

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$725,292,013
Gross tax appreciation of investments	$20,991,605
Gross tax depreciation of investments	(17,151,269)
Net tax appreciation (depreciation) of investments	$3,840,336
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(7,886,525)
Net tax appreciation (depreciation)	$(4,046,189)
Other book-to-tax adjustments	$(1,358,403)
Undistributed ordinary income	—
Accumulated long-term gains	$18,119,924
Late-year ordinary loss deferral	$(1,284,683)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Begining of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$12.05	0.17	(1.12)	(0.95)	(0.20)	(0.42)	(0.62)	$10.48	(8.21)%	0.47%	1.52%	36%	$33,623
2012	$11.78	0.32	0.55	0.87	(0.32)	(0.28)	(0.60)	$12.05	7.55%	0.48%	2.45%	40%	$75,279
2011	$11.11	0.40	0.90	1.30	(0.49)	(0.14)	(0.63)	$11.78	12.09%	0.48%	3.61%	63%	$161,320
2010	$10.74	0.30	0.27	0.57	(0.20)	—	(0.20)	$11.11	5.39%	0.49%	2.70%	44%	$111,872
2009	$9.91	0.26	0.77	1.03	(0.20)	—	(0.20)	$10.74	10.43%	0.49%	2.61%	43%	$101,956
Class II
2013	$12.03	0.14	(1.12)	(0.98)	(0.18)	(0.42)	(0.60)	$10.45	(8.48)%	0.72%	1.27%	36%	$692,284
2012	$11.75	0.26	0.59	0.85	(0.29)	(0.28)	(0.57)	$12.03	7.39%	0.73%	2.20%	40%	$1,313,564
2011	$11.09	0.38	0.88	1.26	(0.46)	(0.14)	(0.60)	$11.75	11.74%	0.73%	3.36%	63%	$1,254,452
2010	$10.73	0.27	0.27	0.54	(0.18)	—	(0.18)	$11.09	5.12%	0.74%	2.45%	44%	$1,173,585
2009	$9.91	0.25	0.75	1.00	(0.18)	—	(0.18)	$10.73	10.22%	0.74%	2.36%	43%	$1,058,286

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Variable Portfolios II, Inc.
and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. (the “Fund”)) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 13, 2014

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $41,895,461, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2013.

The fund hereby designates $5,108,928 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81035 1402

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $38,898

FY 2013:     $42,735

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $138,806

FY 2013:     $108,600

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 18, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 18, 2014